EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
Supplement to Prospectus dated March 1, 2013

1. Effective May 1, 2013, the following replaces the first paragraph and related table in “Floating Rate Portfolio.” under “Management and Organization”:

Floating Rate Portfolio.  Under its investment advisory agreement with Floating Rate Portfolio, BMR is entitled to receive an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $ 1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.5000%
$5 billion but less than $10 billion	0.4800%
$10 billion but less than $15 billion	0.4500%
$15 billion but less than $20 billion	0.4375%
$20 billion but less than $25 billion	0.4275%
$25 billion and over	0.4200%

June 3, 2013	6852-6/13 FRFFRHIPS